Exhibit 21.1

List of Subsidiaries

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Tarena Hong Kong Limited	Hong Kong	Wholly-owned subsidiary
Tarena Software Technology (Hangzhou) Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena Technologies Inc.	PRC	Wholly-owned subsidiary
Shenyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jinan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Qingdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena (Wuhan) Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Kunming Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Zhuhai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Yingcai Tianyi Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Heilongjiang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Harbin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shijiazhuang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xi’an Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Suzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuxi Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Ningbo Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Fuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Weishang Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangxi Nanning Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hefei Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Xiamen Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dalian Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weishang Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weiguan Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weicheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weixin Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Shenyang Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Jinan Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Qingdao Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Wuhan Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Chongqing Jiulongpo Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Kunming Guandu Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Nanjing Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Zhuhai Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Guangzhou Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Shenzhen Bao’an Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Harbin Tarena Professional Education School	PRC	School sponsored by a wholly-owned subsidiary of Tarena International, Inc.
Beijing Tarena Jinqiao Technology Co., Ltd.	PRC	Variable interest entitiy
Shanghai Tarena Software Technology Co., Ltd.	PRC	Variable interest entity
Guangzhou Huicai Software Co., Ltd.	PRC	Subsidiary of Variable interest entity
Hangzhou Tarena Technology Co., Ltd.	PRC	Subsidiary of Variable interest entity
Hangzhou Tarena Computer Co., Ltd.	PRC	Subsidiary of Variable interest entity
Hangzhou Tarena Information Technology Co., Ltd.	PRC	Subsidiary of Variable interest entity

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